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                                                                     Exhibit 4.2
                                     [Logo]
                                      iPass

     COMMON STOCK                                               COMMON STOCK

       NUMBER                                                      SHARES

         ZQ

INCORPORATED UNDER THE LAWS                                    SEE REVERSE FOR
 OF THE STATE OF DELAWARE                                    CERTAIN DEFINITIONS

                                                               CUSIP 46261V 10 8

This Certifies that




is the owner of

           FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.001
                             PAR VALUE PER SHARE, OF

                                   iPass Inc.

(hereinafter called the "Corporation"), transferable only on the books of the Corporation by the holder hereof, in person or by a duly authorized attorney or legal representative, upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

 DATED:
                                [Corporate Seal]

       /s/ Bruce K. Posey                           /s/ Kenneth D. Denman
       VICE PRESIDENT AND                                 CHAIRMAN AND
        GENERAL COUNSEL                            CHIEF EXECUTIVE OFFICER

                                                             COUNTERSIGNED:
                                          COMPUTERSHARE TRUST COMPANY, INC.
                                      P.O. BOX 1596, DENVER, COLORADO 80201
                                               Transfer Agent and Registrar
                                               By:
                                                       Authorized Signature





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                                   iPass Inc.

         The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Any such request should be directed to the Corporation, attention of its Secretary, at the Corporation's principal executive offices.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM         - as tenants in common             UNIF GIFT MIN ACT- ______ Custodian ______
                                                                      (Cust)          (Minor)
TEN ENT         - as tenants by the entireties

JT TEN          - as joint tenants with right                under Uniform Gifts to Minors
                of survivorship and not as
                tenants in common                            Act ___________________
                                                                        (State)

                                                   UNIF TRF MIN ACT- ____Custodian (until age __ )
                                                                    (Cust)

                                                             ______ under Uniform Transfers
                                                             (Minor)
                                                             to Minors Act __________
                                                                             (State)

       Additional abbreviations may also be used though not in the above list.

For value received, ___________________ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
___________________________________________________________________________
___________________________________________________________________________

           PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP
                              CODE, OF ASSIGNEE(S)
___________________________________________________________________________
___________________________________________________________________________
___________________________________________________________________________

of the Shares of common stock represented by the within Certificate and do(es) hereby irrevocably constitute and appoint
___________________________________________________________________ Attorney to
transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

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Dated _______________                    _______________________________________
                                         _______________________________________

                                         NOTICE: The signature to
                                         this assignment must
                                         correspond with the name as
                                         written upon the face of
                                         the certificate in every
                                         particular, without
                                         alteration or enlargement
                                         or any change whatever.
                                         Signature must be guaranteed.

Signature(s) Guaranteed:
By _________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.